UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2011

PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-09900	86-0602478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10188 Telesis Court, Suite 222 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 882-9500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2011, James R. Wolford resigned as the Chief Financial Officer of Pacific Office Properties Trust, Inc. (the “Company”), effective immediately.

On February 11, 2011, Pacific Office Management, Inc., the Company’s external advisor (the “Advisor”), the Company and Pacific Office Properties, L.P. (the “Operating Partnership”) entered into an Agreement and General Release with Mr. Wolford (the “Release”).  Under the Release, which was made effective as of February 8, 2011, the Company and Mr. Wolford agreed that his final day of employment with the Company will be March 10, 2011.  Mr. Wolford will receive a severance payment in the amount of $318,904.11 in a lump sum on May 9, 2011 and continuing coverage under the Company’s health plans for 12 months at active employee rates.  He will also become fully vested on March 10, 2011 with respect to 43,562 restricted stock units, which will be settled by the Company in the form of membership interests in POP Executive Partners, LLC, representing indirect ownership of a like number of common units of the Operating Partnership on or before May 9, 2011.

On February 8, 2011, the Company’s Board of Directors appointed Michael C. Burer, 35, to succeed Mr. Wolford as the Company’s Chief Financial Officer.  Mr. Burer has served as the Company’s Executive Vice President of Operations since April 2010.  Prior to his appointment as Executive Vice President of Operations, Mr. Burer served as Vice President of the Advisor since December 2008, and as Senior Vice President of Finance for The Shidler Group, the Company’s founder, since March 2006.  In that capacity, Mr. Burer managed the day-to-day operations of the accounting department and played an integral role in the acquisition, financing and disposition process.  From March 2003 to March 2006, Mr. Burer served as controller of The Shidler Group.  Prior to joining The Shidler Group in 2002, Mr. Burer was employed by Chesnut Properties, a real estate investment company located in San Diego.

Mr. Burer received his undergraduate degree in Accounting from Boston College’s Carroll School of Management, his MBA from the University of San Diego School of Business, and his Juris Doctor degree from the University of San Diego School of Law. He is a licensed California attorney and a licensed real estate broker in California and Arizona.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Dated: February 14, 2011	By:	/s/ Michael C. Burer
Michael C. Burer
Chief Financial Officer